Vessel Revenues	12 Months Ended
Dec. 31, 2025
Vessel Revenues [Abstract]
Vessel Revenues
12.	Vessel Revenues:

The following table includes the vessel revenues earned by the Company for the years ended December 31, 2023, 2024 and 2025, as presented in the accompanying consolidated statements of comprehensive income/(loss):

	Year ended December 31,	Year ended December 31,	Year ended December 31,
	2023	2024	2025
Pool revenues	15,611,872	6,768,672	7,507,528
Time charter revenues	—	—	2,398,074
Total Vessel Revenues	$15,611,872	$6,768,672	$9,905,602

The Company generates its revenues from pool arrangements and time charters.

The main objective of a pool is to enter into arrangements for the employment and operation of the pool vessels, so as to secure for the pool participants the highest commercially available earnings per vessel on the basis of pooling the revenue and expenses of the pool vessels and dividing it between the pool participants based on the terms of the pool agreement. The Company typically enters into a pool arrangement for a minimum period of six months, subject to certain rights of suspension and/or early termination.

The Company typically enters into time charters ranging from three months to twelve months, and, in isolated cases, for longer terms, depending on market conditions. The charterer has the full discretion over the ports visited, shipping routes and vessel speed, subject to the owner’s protective restrictions set forth in the agreed charterparty’s terms. Time charter agreements may have extension options that range over certain time periods, which are usually periods of months. The time charter party generally provides, among others, typical warranties regarding the speed and the performance of the vessel as well as owner protective restrictions such that the vessel is sent only to safe ports by the charterer, subject always to compliance with applicable sanction laws and war risks, and carries only lawful and non-hazardous cargo.